Execution Version 1 THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT THIS THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Third Amendment”) is dated as of November 21, 2023 (the “Third Amendment Effective Date”), among SUMMIT MIDSTREAM PARTNERS, LP, a Delaware limited partnership (the “MLP Entity”), SUMMIT MIDSTREAM HOLDINGS, LLC, a Delaware limited liability company (“Borrower”), the Subsidiary Guarantors (as defined in the Loan Agreement referred to below), the Lenders (as defined in the Loan Agreement) party hereto and BANK OF AMERICA, N.A., as Agent (as defined in the Loan Agreement) for the Lenders (in such capacity, “Agent”). R E C I T A L S: WHEREAS, the MLP Entity, Borrower, Agent and the Lenders have entered into that certain Loan and Security Agreement dated as of November 2, 2021 (as amended prior to the date hereof including by the First Amendment to Loan and Security Agreement dated as of October 14, 2022 and the Second Amendment to Loan and Security Agreement dated as of May 10, 2023, the “Existing Loan Agreement”, and the Existing Loan Agreement, as amended by this Third Amendment, the “Loan Agreement”). Capitalized terms used herein but not otherwise defined herein have the meanings given to such terms in the Loan Agreement; WHEREAS, the MLP Entity and Borrower have requested that the Lenders agree to make certain amendments to the Existing Loan Agreement; and WHEREAS, the Lenders party hereto, constituting at least the Required Lenders, have agreed to such amendments on the terms and conditions set forth herein; NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the MLP Entity, Borrower, the Subsidiary Guarantors, Agent and the undersigned Lenders do hereby agree as follows: SECTION 1. AMENDMENTS TO EXISTING LOAN AGREEMENT. In reliance on the representations, warranties, covenants and agreements contained in this Third Amendment, and subject to the satisfaction (or waiver) of the conditions precedent set forth in Section 2 hereof, the Existing Loan Agreement is hereby amended effective as of the Third Amendment Effective Date in the manner provided in this Section 1. 1.1. Amendments to Section 1.1. (a) Section 1.1 of the Existing Loan Agreement is hereby amended to add thereto, in alphabetical order, the following definitions which shall read in full as follows: “2024 Projected ECF: as defined in Section 10.1.14(b).” “2024 Projected ECF Certificate: as defined in Section 10.1.14(b).” “ECF Prepayment Borrowing Base Report: as defined in Section 8.1.1.” “Month End Test Date: as defined in the definition of “Commitment Reserve”.”

2 “Third Amendment: that certain Third Amendment to Loan and Security Agreement dated as of the Third Amendment Effective Date, among Borrower, the MLP Entity, Agent and the Lenders party thereto.” “Third Amendment Effective Date: November 21, 2023.” “Third Amendment Effective Date 2025 Senior Notes Refinancing: as defined in the Third Amendment.” (b) Section 1.1 of the Existing Loan Agreement is hereby further amended to amend and restate the following definitions in their respective entireties to read in full as follows: “Availability: the Borrowing Base minus Revolver Usage; provided that, for the period from and including January 31, 2024 through but not including April 15, 2025, and only so long as any portion of the 2025 Senior Notes then remains outstanding, Availability shall be reduced by the Commitment Reserve.” “Commitment Reserve: with respect to: (i) any date of determination during the period commencing on the last day of each calendar month set forth in the table below (the “Month End Test Date”) and continuing to the last day of the immediately succeeding calendar month until the calendar month ending October 31, 2024, the amount listed opposite such Month End Test Date in the table below: Month End Test Date Amount January 31, 2024 $4,000,000 February 29, 2024 $8,000,000 March 31, 2024 $12,000,000 April 30, 2024 $16,000,000 May 31, 2024 $20,000,000 June 30, 2024 $24,000,000 July 31, 2024 $28,000,000 August 31, 2024 $32,000,000 September 30, 2024 $36,000,000 October 31, 2024 $40,000,000 and

3 (ii) any date of determination (including the Springing Commitment Reserve Date, if applicable) from and after November 13, 2024 through but not including April 15, 2025, an amount equal to the aggregate outstanding principal amount of the 2025 Senior Notes.” “Springing Commitment Reserve Date: January 14, 2025.” (c) Clause (b) of the definition of “Permitted Refinancing Debt” in Section 1.1 of the Existing Loan Agreement is hereby amended and restated in its entirety to read in full as follows: “(b) the principal amount (or accreted value, if applicable) of such Permitted Refinancing Debt does not exceed the principal amount (or accreted value, if applicable) of the Debt so Refinanced (plus unpaid accrued interest, breakage costs and premium thereon) or, in the case of Permitted Refinancing Debt in respect of the 2025 Senior Notes incurred substantially contemporaneously with the Third Amendment Effective Date, the principal amount (or accreted value, if applicable) of such Permitted Refinancing Debt does not exceed the sum of (i) the aggregate principal amount (or accreted value, if applicable) of 2025 Senior Notes Refinanced with such Permitted Refinancing Debt (plus unpaid accrued interest, breakage costs and premium thereon) substantially contemporaneously with the Third Amendment Effective Date and (ii) $30,000,000,” (d) The definition of “Termination Date” in Section 1.1 of the Existing Loan Agreement is hereby amended by deleting clause (c) thereof and then changing the reference to “(d)” therein to “(c)”. 1.2. Amendment to Section 8.1.1. The first sentence of Section 8.1.1 of the Existing Loan Agreement is hereby amended to add the following proviso at the end of such sentence to read in full as follows: “; provided, further, by November 13, 2024, Borrower shall deliver to Agent (and Agent shall promptly deliver same to Lenders) a Borrowing Base Report giving full effect to the Commitment Reserve in an amount equal to the aggregate principal amount of the 2025 Senior Notes then outstanding (the “ECF Prepayment Borrowing Base Report”).” 1.3. Amendment to Section 10.1. Section 10.1 of the Existing Loan Agreement is hereby amended to add a new Section 10.1.14 thereto to read in full as follows: “Section 10.1.14 2025 Senior Notes Redemption. (a) Furnish to Agent (which will promptly furnish such information to Lenders) by February 29, 2024 evidence reasonably satisfactory to Agent that Borrower has Refinanced an equivalent amount of the 2025 Senior Notes solely with the remaining $29,480,000 of proceeds of the Third Amendment Effective Date 2025 Senior Notes Refinancing such that the aggregate outstanding principal amount of 2025 Senior Notes after giving effect to such Refinancing shall be less than $50,000,000. (b) Furnish to Agent (which will promptly furnish such information to Lenders) by November 15, 2024 (1) a certificate (the “2024 Projected ECF Certificate”) of a Financial Officer certifying (and attaching supporting calculations) to (i) the amount of Excess Cash Flow for the period commencing on January 1, 2024 and ending on (and including) September 30, 2024 and (ii) the projected amount of Excess Cash Flow for the period commencing on October 1,

4 2024 and ending on (and including) December 31, 2024 (the sum of the amounts in the foregoing clauses (i) and (ii), the “2024 Projected ECF”). (c) Redeem (and offer to Redeem) the 2025 Senior Notes prior to December 31, 2024 in an amount equal to the lesser of (i) 100% of the 2024 Projected ECF and (ii) 100% of the aggregate principal amount of 2025 Senior Notes then outstanding (plus unpaid accrued interest, breakage costs and premium thereon) to the extent the requirements of Section 10.2.10(b)(i)(I) are satisfied at such time.” 1.4. Amendment to Section 10.2.1(m)(i). Section 10.2.1(m)(i) of the Existing Loan Agreement is hereby amended by (i) replacing the reference to “and” at the end of clause (B) thereof with “,” and (ii) adding the following immediately after the comma at the end of clause (C) thereof: “and (D) the aggregate principal amount of 2025 Senior Notes outstanding from and after March 1, 2024 shall be less than $50,000,000,” 1.5. Amendments to Section 10.2.10(b)(i). (a) Section 10.2.10(b)(i)(D) of the Existing Loan Agreement is hereby amended and restated in its entirety to read in full as follows: “(D) (1) prepayments, purchases, satisfaction or other Redemptions made with the proceeds of, or exchanges for (and offers for any of the foregoing), any Permitted Refinancing Debt in respect thereof or (2) prepayments, purchases, satisfaction or other Redemptions made (and offers for any of the foregoing) with the proceeds of any noncash interest bearing Equity Interests issued for such purchase that are not redeemable prior to the date that is six months following the Termination Date and that have terms and covenants no more restrictive than the Permitted Junior Debt being so refinanced,” (b) Section 10.2.10(b)(i) of the Existing Loan Agreement is hereby further amended by (i) replacing the reference to “and” at the end of clause (G) thereof with “,” and (ii) adding the following immediately after clause (H) thereof: “, (I) Borrower may make prepayments, repayments, purchases, satisfaction or other Redemptions of the 2025 Senior Notes (and offers for any of the foregoing under this clause (I)), provided, that (i) such Redemptions (and offers for such Redemptions) shall be in an amount equal to the lesser of (x) 100% of the 2024 Projected ECF and (y) 100% of the aggregate principal amount of 2025 Senior Notes then outstanding (plus unpaid accrued interest, breakage costs and premium thereon), (ii) such Redemptions (and offers for such Redemptions) shall be completed during the fourth fiscal quarter of 2024 after delivery to Agent of each of (x) the quarterly financial statements for the fiscal quarter ending September 30, 2024 pursuant to Section 10.1.2(b), (y) the 2024 Projected ECF Certificate pursuant to Section 10.1.14(b) and (z) the ECF Prepayment Borrowing Base Report pursuant to Section 8.1.1 and (iii) prior to or contemporaneously with any such Redemptions (and offers for such Redemptions), Borrower shall have delivered to Agent a certificate in form and substance reasonably satisfactory to Agent certifying (and attaching supporting calculations to the extent applicable) that (w) no Event of Default has occurred and is continuing or would result immediately after giving effect thereto, (x) both immediately before and immediately after giving effect thereto, Availability calculated on a Pro Forma Basis is no less than an amount equal to the greater of (1) twelve and a half percent (12.5%) of the aggregate Commitments and (2) $50,000,000, (y) both immediately

5 before and immediately after giving effect thereto, the Total Net Leverage Ratio calculated on a Pro Forma Basis is less than 5.50:1.00, and (z) both immediately before and immediately after giving effect thereto, the First Lien Net Leverage Ratio calculated on a Pro Forma Basis is less than 2.00:1.00, and (J) repay, purchase, satisfy or otherwise redeem the remainder of the 2025 Senior Notes on the stated maturity date thereof.” 1.6. Amendment to Section 10.3.2. Section 10.3.2 of the Existing Loan Agreement is hereby amended and restated in its entirety to read in full as follows: “Interest Coverage Ratio. Borrower shall not permit the Interest Coverage Ratio as of the last day of any Fiscal Quarter to be less than (i) 1.75:1.00 for any Fiscal Quarter ending on or before December 31, 2024 and (ii) 1.90:1.00 for any Fiscal Quarter ending thereafter.” 1.7. Amendment to Section 11.1. Section 11.1(c) of the Existing Loan Agreement is hereby amended by adding a reference to “Section 10.1.14” immediately after the reference to “Section 10.1.13,” and immediately prior to the reference to “Section 10.2”. SECTION 2. CONDITIONS PRECEDENT. The effectiveness of this Third Amendment is subject to the satisfaction (or waiver in accordance with Section 14.1 of the Existing Loan Agreement) of the following conditions precedent: 2.1 Executed Counterparts. Agent (or its counsel) shall have received duly executed counterparts of this Third Amendment from the MLP Entity, Borrower, each Subsidiary Guarantor and the Required Lenders. 2.2 Refinancing of 2025 Senior Notes. Agent shall have received evidence reasonably satisfactory to it that substantially contemporaneously with the Third Amendment Effective Date Borrower is Refinancing certain of the 2025 Senior Notes solely with the proceeds of, or in exchange for, Permitted Refinancing Debt and that the principal amount of such Permitted Refinancing Debt incurred substantially contemporaneously with the Third Amendment Effective Date in connection with such Refinancing is not less than the sum of (i) the aggregate principal amount of the 2025 Senior Notes being refinanced with such Permitted Refinancing Debt (plus unpaid accrued interest, breakage costs and premium thereon) substantially contemporaneously with the Third Amendment Effective Date plus (ii) $29,480,000 (the “Third Amendment Effective Date 2025 Senior Notes Refinancing”). Agent shall have received a certificate of an authorized officer of Borrower (a) attaching thereto an executed copy of each Senior Exchange Notes Document (as defined below) and any other material documents evidencing the Third Amendment Effective Date 2025 Senior Notes Refinancing (collectively, the “Third Amendment Effective Date 2025 Senior Notes Refinancing Documents”), in each case, certified as being true and complete and (b) certifying that the Debt under the Third Amendment Effective Date 2025 Senior Notes Refinancing Documents constitutes Permitted Refinancing Debt. Each of the conditions precedent (other than the effectiveness of this Third Amendment) for the effectiveness of the Third Amendment Effective Date 2025 Senior Notes Refinancing in accordance with the Third Amendment Effective Date 2025 Senior Notes Refinancing Documents shall have been satisfied or will be satisfied substantially contemporaneously with the Third Amendment Effective Date. The Third Amendment Effective Date 2025 Senior Notes Refinancing Documents shall be in form and substance reasonably satisfactory to Agent. Agent shall have received evidence reasonably satisfactory to it that after giving effect to the Refinancing of certain of the 2025 Senior Notes solely with the proceeds of, or in exchange for, Permitted Refinancing Debt occurring substantially contemporaneously with the Third Amendment Effective Date pursuant to the Third Amendment Effective Date 2025 Senior Notes Refinancing Documents, the aggregate outstanding principal amount of 2025 Senior Notes shall be less than $80,000,000. As used herein, the following terms have the meanings set forth below:

6 Senior Exchange Notes: those certain senior unsecured notes due October 15, 2026 issued by Borrower and Finance Co pursuant to the Senior Exchange Notes Documents in connection with the Refinancing of a portion of the 2025 Senior Notes. Senior Exchange Notes Documents: the Senior Exchange Notes Indenture and all related documentation entered into in connection therewith, pursuant to which the Senior Exchange Notes were issued, as the same may be amended, restated, modified or supplemented from time to time in accordance with the terms hereof. Senior Exchange Notes Indenture: the Indenture dated as of the Third Amendment Effective Date, among Borrower and Finance Co, as Issuers under and as defined therein, the MLP Entity, the subsidiary guarantors party thereto and Regions Bank, as Trustee under and as defined therein, as the same may be amended, supplemented or otherwise modified in accordance with the terms hereof. 2.3 Representations and Warranties. The representations and warranties of each Obligor in Section 3 of this Third Amendment shall be true and correct as of the date hereof. 2.4 Third Amendment Fees. Agent and the Lenders party to this Third Amendment shall have received all fees due and payable by Borrower or the MLP Entity in connection with this Third Amendment on or prior to the Third Amendment Effective Date. Notwithstanding anything to the contrary set forth in Section 14.1 of the Existing Loan Agreement or otherwise, Agent is hereby authorized and directed to declare this Third Amendment to be effective on the date that it receives the foregoing, to the reasonable satisfaction of Agent, or the waiver of such conditions as permitted hereby. Such declaration shall be final, conclusive and binding upon the Lenders and all other parties to the Existing Loan Agreement, as amended hereby, for all purposes. SECTION 3. GENERAL REPRESENTATIONS AND WARRANTIES. Each Obligor represents and warrants to Agent and each of the Lenders that: 3.1 Reaffirmation of Representations and Warranties. The representations and warranties of each Obligor in the Loan Documents are true and correct in all material respects (without duplication of any materiality qualifier contained therein) on the date hereof and will be true and correct in all material respects (without duplication of any materiality qualifier contained therein), in each case, immediately after giving effect to the amendments set forth in Section 1 hereof except for representations and warranties that expressly apply only on an earlier date which shall be true and correct in all material respects as of such earlier date (without duplication of any materiality qualifier contained therein). 3.2 No Default. Both immediately before and immediately after giving effect to this Third Amendment, no Default or Event of Default exists. 3.3 Power and Authority. Each Obligor is duly authorized to execute, deliver and perform this Third Amendment. The execution, delivery and performance by each Obligor of this Third Amendment have been duly authorized by all necessary action, and do not (a) require any consent or approval of any holders of Equity Interests of such Obligor, except those already obtained; (b) contravene the Organic Documents of such Obligor; (c) violate any Applicable Law; (d) violate, be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, give rise to a right of or result in any cancellation or acceleration of any right or obligation (including any payment) or to a loss of a material benefit under any indenture, lease, agreement or other instrument to which any Obligor or any Restricted Subsidiary is a party or by which any of them or any of their respective property is or may be bound, where any such conflict, violation, breach or default could reasonably be expected to

7 have, individually or in the aggregate, a Material Adverse Effect; or (e) result in or require imposition of a Lien (other than a Permitted Lien) on any Property of Borrower or any Restricted Subsidiary. 3.4 Enforceability. This Third Amendment has been duly executed and delivered by each Obligor and constitutes a legal, valid and binding obligation of each Obligor, enforceable against each Obligor in accordance with its terms, except as enforceability may be limited by (a) bankruptcy, insolvency moratorium, reorganization, fraudulent conveyance or other laws affecting creditors’ rights generally, (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (c) implied covenants of good faith and fair dealing. SECTION 4. MISCELLANEOUS. 4.1 Confirmation and Effect. The provisions of the Existing Loan Agreement (as amended by this Third Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Third Amendment, and this Third Amendment shall not operate as a waiver of any right, power or remedy of any Lender or Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. Each reference in the Existing Loan Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Existing Loan Agreement as amended hereby, and each reference to the Existing Loan Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Existing Loan Agreement shall mean and be a reference to the Existing Loan Agreement as amended hereby. All Obligations under the Existing Loan Agreement and the other Loan Documents shall continue to be outstanding and shall be governed in all respects by the Existing Loan Agreement, as amended hereby, and the other Loan Documents, it being understood that neither this Third Amendment nor the amendments to the Existing Loan Agreement effectuated by this Third Amendment constitute a novation, satisfaction or re-borrowing of any Obligations under Existing Loan Agreement or any other Loan Document. 4.2 Ratification and Affirmation of Obligors. Each Obligor hereby (a) acknowledges and consents to all of the terms and conditions of this Third Amendment, (b) ratifies and affirms all of its obligations, including, without limitation, all of its payment and performance obligations, contingent or otherwise, under the Existing Loan Agreement (as amended hereby) and the other Loan Documents to which it is a party, (c) ratifies and reaffirms any and all of the Liens or security interests granted by it on any of its Properties pursuant to any Loan Documents and confirms that such Liens and security interests continue to secure the Obligations and are in full force and effect as of the date hereof after giving effect to this Third Amendment and (d) ratifies and reaffirms its obligations under the Guaranty and agrees that such Guaranty is in full force and effect as of the date hereof after giving effect to this Third Amendment. 4.3 Loan Document. This Third Amendment shall constitute a “Loan Document”, under and as defined in the Existing Loan Agreement, for all purposes under the other Loan Documents. 4.4 Successors and Assigns; Amendments; Entire Agreement. This Third Amendment (a) shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns (provided, however, no party may assign its rights hereunder except in accordance with the Loan Agreement); (b) may be modified or amended only in accordance with the Loan Agreement; and (c) TOGETHER WITH THE OTHER LOAN DOCUMENTS, EMBODIES THE ENTIRE AGREEMENT AND UNDERSTANDING AMONG THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ALL PRIOR AGREEMENTS, CONSENTS AND UNDERSTANDINGS RELATING TO SUCH SUBJECT MATTER.

8 4.5 Electronic Execution; Electronic Records; Counterparts. This Third Amendment may be in the form of an Electronic Record and may be executed using Electronic Signatures (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. This Third Amendment may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Third Amendment. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by Agent of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. Notwithstanding anything contained herein to the contrary, Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by Agent pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent Agent has agreed to accept such Electronic Signature, Agent shall be entitled to rely on any such Electronic Signature without further verification and (b) any Electronic Signature shall be promptly followed by a manually executed, original counterpart. 4.6 Payment of Fees and Expenses. The Obligors hereby agree, jointly and severally, to pay on demand all reasonable and documented legal (limited to reasonable and documented fees of one counsel for Agent and one counsel for Agent in each relevant jurisdiction) and other reasonable and documented out-of-pocket fees and expenses incurred by Agent in connection with the preparation, negotiation and execution of this Third Amendment and all related documents, in all cases to the extent required pursuant to Section 3.4 of the Loan Agreement. 4.7 GOVERNING LAW; Submission to Jurisdiction; Waiver of Venue and Jury Trial. THIS THIRD AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES THAT WOULD APPLY THE LAWS OF ANOTHER JURISDICTION, EXCEPT FEDERAL LAWS RELATING TO NATIONAL BANKS. The terms of the Existing Loan Agreement with respect to submission to jurisdiction, waiver of venue and waiver of jury trial are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms. SECTION 5. RELEASE. AS PART OF THE CONSIDERATION FOR THE LENDERS’ AND AGENT’S EXECUTION OF THIS THIRD AMENDMENT, EACH OF THE MLP ENTITY, BORROWER AND EACH OTHER OBLIGOR, ON BEHALF OF ITSELF AND ITS SUCCESSORS, ASSIGNS, EQUITYHOLDERS, SUBSIDIARIES, OFFICERS, PARTNERS, DIRECTORS, EMPLOYEES, AGENTS AND ATTORNEYS HEREBY FOREVER, FULLY, UNCONDITIONALLY AND IRREVOCABLY WAIVES AND RELEASES THE LENDERS AND AGENT, AND EACH OF THEIR SUCCESSORS, ASSIGNS, EQUITYHOLDERS, SUBSIDIARIES, AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS AND ATTORNEYS (COLLECTIVELY, THE “RELEASEES”) FROM ANY AND ALL CLAIMS, LIABILITIES, OBLIGATIONS, DEBTS, CAUSES OF ACTION (WHETHER AT LAW OR IN EQUITY OR OTHERWISE), DEFENSES, COUNTERCLAIMS, SETOFFS, OF ANY KIND, WHETHER KNOWN OR UNKNOWN, WHETHER LIQUIDATED OR UNLIQUIDATED, MATURED OR UNMATURED, FIXED OR CONTINGENT, DIRECTLY OR INDIRECTLY ARISING OUT OF, CONNECTED WITH, RESULTING FROM OR RELATED TO ANY ACT OR OMISSION UNDER THE LOAN AGREEMENT OR ANY OTHER LOAN DOCUMENT BY ANY LENDER, AGENT, OR ANY OTHER RELEASEE PRIOR TO THE DATE HEREOF (COLLECTIVELY, THE “CLAIMS”); PROVIDED THAT NO RELEASE SHALL OCCUR UNDER THIS SECTION 5 WITH RESPECT TO CLAIMS RESULTING FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY RELEASEE AS DETERMINED BY A FINAL NON-APPEALABLE JUDGMENT OF A COURT OF COMPETENT JURISDICTION.

9 BORROWER, THE MLP ENTITY AND EACH OTHER OBLIGOR FURTHER AGREES THAT IT SHALL NOT COMMENCE, INSTITUTE, OR PROSECUTE ANY LAWSUIT, ACTION OR OTHER PROCEEDING, WHETHER JUDICIAL, ADMINISTRATIVE OR OTHERWISE, TO COLLECT OR ENFORCE ANY CLAIM, OTHER THAN A CLAIM RESULTING FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY RELEASEE AS DETERMINED BY A FINAL NON-APPEALABLE JUDGMENT OF A COURT OF COMPETENT JURISDICTION. THE FOREGOING RELEASE, COVENANT AND WAIVERS OF THIS SECTION 5 SHALL SURVIVE AND REMAIN IN FULL FORCE AND EFFECT REGARDLESS OF THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREBY, THE REPAYMENT OR PREPAYMENT OF ANY OF THE LOANS, OR THE TERMINATION OF THE EXISTING LOAN AGREEMENT, THE LOAN AGREEMENT, THIS THIRD AMENDMENT, ANY OTHER LOAN DOCUMENT OR ANY PROVISION HEREOF OR THEREOF. [Remainder of page intentionally left blank; signatures begin on following page]

[Signature page to Summit Midstream Holdings, LLC Third Amendment to Loan and Security Agreement] IN WITNESS WHEREOF, this Third Amendment has been executed and delivered as of the date set forth above. BORROWER: SUMMIT MIDSTREAM HOLDINGS, LLC By: /s/ William Mault Name: William Mault Title: Executive Vice President and Chief Financial Officer MLP ENTITY: SUMMIT MIDSTREAM PARTNERS, LP By: SUMMIT MIDSTREAM GP, LLC, its general partner By: /s/ William Mault Name: William Mault Title: Executive Vice President and Chief Financial Officer SUBSIDIARY GUARANTORS: SUMMIT MIDSTREAM FINANCE CORP. DFW MIDSTREAM SERVICES LLC GRAND RIVER GATHERING, LLC RED ROCK GATHERING COMPANY, LLC POLAR MIDSTREAM, LLC EPPING TRANSMISSION COMPANY, LLC SUMMIT MIDSTREAM MARKETING, LLC MEADOWLARK MIDSTREAM COMPANY, LLC SUMMIT MIDSTREAM UTICA, LLC MOUNTAINEER MIDSTREAM COMPANY, LLC SUMMIT MIDSTREAM NIOBRARA, LLC SUMMIT MIDSTREAM PERMIAN II, LLC SUMMIT DJ-S, LLC GRASSLANDS ENERGY MARKETING LLC SUMMIT DJ-O, LLC SUMMIT DJ-O OPERATING, LLC By: /s/ William Mault Name: William Mault Title: Executive Vice President and Chief Financial Officer

[Signature page to Summit Midstream Holdings, LLC Third Amendment to Loan and Security Agreement] SUMMIT MIDSTREAM OPCO, LP By: SUMMIT MIDSTREAM MARKETING, LLC, its general partner By: /s/ William Mault____________ Name: William Mault Title: Executive Vice President and Chief Financial Officer

[Signature page to Summit Midstream Holdings, LLC Third Amendment to Loan and Security Agreement] BANK OF AMERICA, N.A., as Agent By: /s/ Jason Stowe Name: Jason Stowe Title: Vice President

[Signature page to Summit Midstream Holdings, LLC Third Amendment to Loan and Security Agreement] BANK OF AMERICA, N.A., as a Lender and Issuing Bank By: /s/ Jason Stowe Name: Jason Stowe Title: Vice President

[Signature page to Summit Midstream Holdings, LLC Third Amendment to Loan and Security Agreement] ROYAL BANK OF CANADA, as a Lender By: /s/ Emilee Scott Name: Emilee Scott Title: Authorized Signatory

[Signature page to Summit Midstream Holdings, LLC Third Amendment to Loan and Security Agreement] ING CAPITAL LLC, as a Lender By: /s/ Jean Grasso Name: Jean Grasso Title: Managing Director By: /s/ Jeff Chu Name: Jeff Chu Title: Director

[Signature page to Summit Midstream Holdings, LLC Third Amendment to Loan and Security Agreement] REGIONS BANK, as a Lender By: /s/ Aaron Wade Name: Aaron Wade Title: Managing Director

[Signature page to Summit Midstream Holdings, LLC Third Amendment to Loan and Security Agreement] WINGSPIRE CAPITAL LLC, as a Lender By: /s/ Christopher Coutu Name: Christopher Coutu Title: Senior Managing Director

[Signature page to Summit Midstream Holdings, LLC Third Amendment to Loan and Security Agreement] TD SECURITIES (USA) LLC, as a Lender By: /s/ Evans Swann Name: Evans Swann Title: Authorized Signatory

[Signature page to Summit Midstream Holdings, LLC Third Amendment to Loan and Security Agreement] CIT BANK, N.A., as a Lender By: /s/ Stewart McLeod Name: Stewart McLeod Title: Director

[Signature page to Summit Midstream Holdings, LLC Third Amendment to Loan and Security Agreement] TRUIST BANK, as a Lender By: /s/ Greg Krablin Name: Greg Krablin Title: Director

[Signature page to Summit Midstream Holdings, LLC Third Amendment to Loan and Security Agreement] WEBSTER BUSINESS CREDIT, A DIVISION OF WEBSTER BANK, N.A., SUCCESSOR BY MERGER TO WEBSTER BUSINESS CREDIT CORPORATION, as a Lender By: /s/ Lawrence Cannariato Name: Lawrence Cannariato Title: Managing Director